July 30, 2018
TOUCHSTONE STRATEGIC TRUST

Touchstone Flexible Income Fund
Touchstone Focused Fund
Touchstone Growth Opportunities Fund
Touchstone International Value Fund
Touchstone Mid Cap Growth Fund
Touchstone Small Cap Growth Fund
Touchstone Sustainability and Impact Equity Fund

Supplement to the Summary Prospectuses dated July 30, 2018

Notice of Certain Information Relating to Class A Shares

From July 30, 2018 to August 16, 2018, the “Maximum Sales Charge (Load) Imposed on Purchases” in the Fees and Expenses Table for each of the Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone International Value Fund, Touchstone Mid Cap Growth Fund, Touchstone Small Cap Growth Fund, and Touchstone Sustainability and Impact Equity Fund (together, the "Funds") is 5.75% and the first paragraph in the section “The Fund’s Fees and Expenses” for each Fund is replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 62 and 63, respectively, and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.

On August 17, 2018, this Supplement will no longer be in effect and the reduced sales charges for the Funds, which prior to this Supplement were the amounts reflected in the Funds' summary prospectuses dated July 30, 2018, will take effect.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-S2-1807